Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 2
Dated as of January 10, 2022
to
CREDIT AGREEMENT
Dated as of April 30, 2021
THIS AMENDMENT NO. 2 (this "Amendment") is made as of January 10, 2022 (the "Second Amendment Effective Date") by and among ZIPRECRUITER, INC., a Delaware corporation (the "Borrower), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent ( the "Administrative Agent"), under that certain Credit Agreement dated as of April 30, 2021 by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;
WHEREAS, the Borrower has agreed to issue certain senior unsecured notes (the "Senior Unsecured Notes") concurrently with the effectiveness of this Amendment; and
WHEREAS, the Borrower, the Lenders party hereto (constituting the Required Lenders) and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.    Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows (the Credit Agreement as so amended, the "Amended Credit Agreement"):
(a)    The definition of "Liquidity" set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the number "$100,000,000 from clause (i) of such definition and replacing it with "$550,000,000.
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, Lenders constituting the Required Lenders and the Administrative Agent;
(b)    the Senior Unsecured Notes shall have been issued, or substantially simultaneously with the effectiveness of this Amendment, shall be issued; and

(c)    the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement in connection with this Amendment.
3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) (except to the extent that any such representations and warranties are made as of an earlier date, in which case such representations and warranties were true and correct in all material respects ( or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date).
4.    Reaffirmation. The Borrower hereby (a) acknowledges and agrees that, upon the effectiveness of this Amendment, all of its obligations under the Amended Credit Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (b) reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties pursuant to the Security Agreement and the other applicable Loan Documents, and ( c) acknowledges and agrees that the grants of security interests by it contained in the Amended Credit Agreement and the other applicable Loan Documents are, and shall remain, in full force and effect after giving effect to this Agreement.
5.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Amended Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document under (and as defined in) the Amended Credit Agreement.
6.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures ( as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, "Electronic Signatures" means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

ZIPRECRUITER, INC.,
as the Borrower

By:	/s/ David Travers
Name:	David Travers
Title:	Chief Financial Officer
Signature Page to Amendment No. 2 to Credit Agreement
ZipRecruiter, Inc

JPMORGAN CHASE BANK, N.A.,
as a Lender and the Administrative Agent

By:	/s/ Daniel J. Maniaci
Name:	Daniel J. Maniaci
Title:	Authorized Signatory
Signature Page to Amendment No. 2 to Credit Agreement
ZipRecruiter, Inc

SILICON VALLEY BANK, as a Lender

By:	/s/ Chris Lee
Name:	Chris Lee
Title:	Managing Director
Signature Page to Amendment No. 2 to Credit Agreement
ZipRecruiter, Inc

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory
Signature Page to Amendment No. 2 to Credit Agreement
ZipRecruiter, Inc

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kathryn Benjamin
Name:	Kathryn Benjamin
Title:	Senior Vice President
Signature Page to Amendment No. 2 to Credit Agreement
ZipRecruiter, Inc

BARCLAYS BANK PLC, as a Lender

By:	/s/ Manuel Rubiano
Name:	Manuel Rubiano
Title:	Authorized Signatory
Signature Page to Amendment No. 2 to Credit Agreement
ZipRecruiter, Inc